Exhibit 10.2
EXECUTION COPY
SECURITY AGREEMENT
This SECURITY AGREEMENT (together with all amendments, supplements and modifications, if any, from time to time hereto, this “Agreement”), dated as of July 7, 2009, is by the undersigned (each, a “Grantor” and, collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, in its capacity as the collateral agent (in such capacity, together with its successors and assignees, the “Collateral Agent”) for the Secured Parties (as defined below).
WHEREAS, Real Mex Restaurants, Inc., a Delaware corporation (the “Issuer”), the guarantors party to the Indenture (as defined below) and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee” ) thereunder, are parties to that certain indenture, dated as of even date herewith (as amended, restated, modified, supplemented, renewed, refunded, replaced or refinanced from time to time, the “Indenture”);
WHEREAS, the Collateral Agent, the Trustee and General Electric Capital Corporation, as Agent, have entered into the Intercreditor Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);
WHEREAS, each Grantor is either the Issuer, the parent of the Issuer, or a direct or indirect subsidiary of the Issuer and as such will derive direct and indirect economic benefits from the issuance of the Notes under the Indenture; and
WHEREAS, the holders of the Note Obligations (the “Holders”) have required, as a condition to the purchase of the Notes under the Indenture, that each Grantor grant to the Collateral Agent for the ratable benefit of the Collateral Agent, the Trustee and the Holders (collectively, the “Secured Parties”) a security interest in and to the Collateral (as defined herein).
NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. DEFINITIONS.
Except as otherwise defined in this Agreement, all capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Indenture. All terms defined in the Uniform Commercial Code of the State of New York and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the New York Uniform Commercial Code differently than in another Article of the New York Uniform Commercial Code, the term has the meaning specified in Article 9. The term “electronic document” applies in the event that the 2003 revisions to Article 7, with amendments to Article 9, of the Uniform Commercial Code, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State of New York or in any other relevant jurisdiction. For purposes of this Agreement, “Obligations” means all of the Note Obligations (including, without limitation, the Issuer’s Obligations under or in respect of the Notes (including any exchange notes issued from time to time pursuant to any agreement to provide registration rights in respect of the Notes)) and, in addition, with respect to any Grantor that is a Guarantor of the Note Obligations, all obligations and liabilities of such Grantor which may arise under or in connection with such Guarantee or any other Note Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Note Document). For purposes of this Agreement, (i) “Stock Pledge Agreement” means the Stock Pledge Agreement, dated as of even date herewith, by the Grantors party thereto in favor of the Collateral Agent, (ii) “Membership Interest Pledge Agreement” means the Membership Interest Pledge Agreement, dated as of even date herewith, by CKR Acquisition Corp., a Delaware corporation, in favor of the Collateral Agent, and (iii) “Trademark Security Agreement” means the Trademark Collateral Security and Pledge Agreement, dated as of even date herewith, by the Grantors party thereto in favor of the Collateral Agent, in each case as amended, modified, supplemented or waived in accordance with the provisions of the Indenture.

Unless otherwise provided herein, the rules of construction set forth in Section 1.04 of the Indenture shall be applicable to this Agreement.
2. GRANT OF SECURITY INTEREST.
2.1. Collateral Granted. Each Grantor hereby unconditionally grants to the Collateral Agent, for the benefit of the Secured Parties, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, the following properties, assets and rights of such Grantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles) and all proceeds and products of any or all of the foregoing.
2.2. Commercial Tort Claims. The Collateral Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Grantor’s compliance with §2.5.
2.3. Delivery of Instruments, etc.
(a) Pursuant to the terms hereof, each Grantor has endorsed, assigned and delivered to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Priority Lien Collateral Agent as bailee for the Collateral Agent or the Collateral Agent may have specified. In the event that any Grantor shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, such Grantor shall forthwith endorse, assign and deliver the same to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, accompanied by such instruments of transfer or assignment duly executed in blank as the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, or the Collateral Agent may from time to time specify.

(b) To the extent that any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall cause the issuer to note on its books the security interest of the Collateral Agent in such securities and, subject to the Intercreditor Agreement, shall cause the issuer, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, to agree to comply with instructions from the Collateral Agent as to such securities at any time after the Collateral Agent’s receipt of a Priority Lien Obligations Discharge Notice (as defined in the Intercreditor Agreement), without further consent of such Grantor or such nominee. To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary, subject to the Intercreditor Agreement, such Grantor shall at the request of the Collateral Agent cause such securities intermediary, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, to agree to comply at any time after the Collateral Agent’s receipt of a Priority Lien Obligations Discharge Notice (as defined in the Intercreditor Agreement) with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities, or other investment property, or (as the case may be) at any time after the Collateral Agent’s receipt of a Priority Lien Obligations Discharge Notice (as defined in the Intercreditor Agreement) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary without further consent of such Grantor or such nominee.
(c) To the extent that any Grantor is a beneficiary under any written letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall deliver such letter of credit to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement. The Collateral Agent shall from time to time, at the request and expense of such Grantor, use its commercially reasonable efforts to make such arrangements with such Grantor as are in the Collateral Agent’s reasonable judgment necessary and appropriate so that such Grantor may make any drawing to which such Grantor is entitled under such letter of credit, without impairment of the Collateral Agent’s perfected security interest in such Grantor’s rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Collateral Agent’s request, subject to the Intercreditor Agreement, each Grantor shall, for any letter of credit, whether or not written, now or hereafter issued in favor of such Grantor as beneficiary, (i) execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Collateral Agent and satisfactory to the Collateral Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Collateral Agent for delivery to the Trustee for application as provided in the Indenture, and (ii) use its commercially reasonable efforts to cause the issuer and any such confirmer to execute and deliver such assignment of proceeds form to the Collateral Agent.
2.4. Excluded Assets. Notwithstanding the foregoing provisions of this §2, (a) such grant of security interest shall not extend to, and the term “Collateral” shall not include, any Excluded Assets, and (b) the obligations of the Grantors under §2.3 shall apply only with respect to Collateral and shall not apply to any Excluded Assets.
2.5. Commercial Tort Claims. If any Grantor shall, now or at any time hereafter, hold or acquire a commercial tort claim that is not an Excluded Asset, such Grantor shall immediately notify the Collateral Agent in a writing signed by such Grantor of the particulars thereof and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3. AUTHORIZATION TO FILE FINANCING STATEMENTS.
Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral (i) as all assets of such Grantor or words of similar effect (including, without limitation, “all assets of the Debtor whether now owned or hereafter acquired”), regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York or such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of New York or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The filing of any financing statement as an “all assets” filing shall in no way mean that any Excluded Asset is deemed Collateral. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
4. RELATION TO OTHER SECURITY DOCUMENTS.
The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Grantors to the Collateral Agent, for the benefit of the Secured Parties, as security for the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Collateral Agent or any of the other Secured Parties hereunder. In addition to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.
4.1. Stock Pledge Agreement and Membership Interest Pledge Agreement. Concurrently herewith all or certain of the Grantors are executing and delivering to the Collateral Agent, for the benefit of the Secured Parties, the Stock Pledge Agreement and the Membership Interest Pledge Agreement, pursuant to which the applicable Grantors are pledging to the Collateral Agent, for the benefit of the Secured Parties, the equity interests subject thereto. Such pledges shall be governed by the terms of the Stock Pledge Agreement and the Membership Pledge Agreement, respectively, and not by the terms of this Agreement, and shall be subject to the terms of the Intercreditor Agreement.
4.2. Trademark Security Agreement. Concurrently herewith the Grantors are executing and delivering to the Collateral Agent, for the benefit of the Secured Parties, the Trademark Security Agreement pursuant to which the Grantors are assigning to the Collateral Agent, for the benefit of the Secured Parties, certain Collateral consisting of trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Security Agreement shall derogate from any of the rights or remedies of the Collateral Agent or any of the other Secured Parties hereunder. Nor shall anything contained in the Trademark Security Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby. The Trademark Security Agreement shall be subject to the terms of the Intercreditor Agreement.

5. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC.
Each Grantor represents and warrants to the Secured Parties as follows: (a) the Grantors are the owners of the Collateral free from any right or claim of any person or any Lien, except for the security interest created by this Agreement and other Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the New York Uniform Commercial Code, (c) none of the account debtors or other Persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Grantors hold no commercial tort claim except as indicated on Schedule A hereto, and (e) the Grantors have at all times operated their businesses in compliance in all material respects with all applicable provisions of the Federal Fair Labor Standards Act, as amended and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control shipment, storage or disposal of hazardous materials or substances.
6. CONTINUOUS PERFECTION.
Each Grantor’s place of business or, if more than one, chief executive office is indicated on Schedule B hereto. No Grantor will change the same, or the name, identity, jurisdiction of organization or organizational structure of such Grantor in any manner, without providing at least 30 days prior written notice to the Collateral Agent. The tangible Collateral, to the extent not delivered pursuant to §2.3 to the Priority Lien Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement, will be kept at those locations listed on Schedule B hereto and at additional locations from time to time established by the Grantors which shall give at least 60 days prior written notice thereof to the Collateral Agent and no Grantor will remove the tangible Collateral from such locations, without providing at least 30 days prior written notice to the Collateral Agent.
7. NO LIENS.
Except for the security interest herein granted and other Permitted Liens, the Grantors shall be the owners of the Collateral free from any Lien, and each Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent or any of the other Secured Parties; provided that, as to priority, the security interests granted herein shall be subject only to Permitted Prior Liens. No Grantor shall pledge, mortgage or create, or suffer to exist any right of any Person in or claim by any Person to the Collateral or any Lien in the Collateral, in favor of any Person, or become bound (as provided in Section 9-203(d) of the New York Uniform Commercial Code or any other relevant jurisdiction or otherwise) by a security agreement in favor of any Person, as secured party, other than the Collateral Agent, for the benefit of the Secured Parties, except for Permitted Liens; provided that, as to priority, the security interests granted herein shall be subject only to Permitted Prior Liens.
8. NO TRANSFERS.
No Grantor will sell or offer to sell or otherwise transfer or dispose of the Collateral or any interest therein, except as provided in the Indenture.
9. INSURANCE.
9.1. Maintenance of Insurance. Each Grantor will maintain such insurance as shall be required to be maintained under the Indenture and the other Note Documents. Such insurance shall be in such minimum amounts that each Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as are customary with companies in the same or similar business operating in the same or similar locations. In addition, subject to the Intercreditor Agreement, all such insurance proceeds shall be payable to the Collateral Agent as loss payee under a “standard” loss payee clause for the benefit of the Secured Parties. Without limiting the foregoing, each Grantor will keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property.

9.2. Insurance Proceeds. [Intentionally omitted]
9.3. Notice of Cancellation, etc. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Collateral Agent. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the appropriate Grantor. Upon request by the Collateral Agent, each Grantor shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.
10. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW.
Each Grantor will keep the Collateral in good order and repair and will not use the same in violation of material law or any policy of insurance thereon. The Collateral Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. Each Grantor will pay promptly when due all taxes, assessments, governmental charges, levies and claims upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Grantor shall have set aside on its books adequate reserves with respect thereto; and provided further that each of the Grantors will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor. Each Grantor has at all times operated, and each Grantor will continue to operate, its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.
11. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
11.1. Expenses Incurred by the Collateral Agent. In its reasonable discretion after an Event of Default has occurred and is continuing, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Grantors jointly and severally agree to reimburse the Collateral Agent on demand for any and all expenditures so made. The Collateral Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve any Grantor of any Default or Event of Default.
11.2. Collateral Agent’s Obligations and Duties. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Grantor thereunder. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to any of the Collateral, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any other Secured Party may be entitled at any time or times. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under §9-207 of the New York Uniform Commercial Code or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

12. SECURITIES AND DEPOSITS.
At any time during the continuance of an Event of Default, subject to the Intercreditor Agreement, at its option, (a) the Collateral Agent may transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations, (b) whether or not any Obligations are due, the Collateral Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral and (c) regardless of the adequacy of the Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Collateral Agent or any other Secured Party to any Grantor may at any time be applied to or set off against any of the Obligations.
13. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS.
If an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, any one or all of the Grantors shall, at the request of the Collateral Agent, notify account debtors and other Persons obligated on any of the Collateral of the security interest of the Collateral Agent in any account, chattel paper, general intangible or instrument or other Collateral and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as the Collateral Agent’s agent therefor, and, subject to the Intercreditor Agreement, the Collateral Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify account debtors and other Persons obligated on Collateral. After the making of such a request or the giving of any such notification, such Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by such Grantors as trustee for the Collateral Agent, for the benefit of the Secured Parties, without commingling the same with other funds of such Grantors and, subject to the Intercreditor Agreement, shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. Subject to the Intercreditor Agreement, the Collateral Agent shall transfer the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Collateral Agent to the Trustee, which shall apply such proceeds to the Obligations.
14. FURTHER ASSURANCES.
14.1. General. Each Grantor, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Collateral Agent may reasonably require more completely to vest in and assure to the Collateral Agent and the other Secured Parties their respective rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, and (ii) except to the extent expressly not required under the definition of Excluded Assets, obtaining (or, so long as an Event of Default shall not have occurred and be continuing, using its commercially reasonable efforts to obtain) governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in the definition of Excluded Assets as it is used in §2.4.

14.2. Duties of the Grantors. Without limiting the provisions of §14.1 above, each Grantor hereby covenants and agrees that such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having priority over all other Liens other than Permitted Prior Liens and, in furtherance of, but without limiting, the foregoing, except as otherwise expressly permitted by this Agreement, shall (i) no later than the later of the date hereof and within one (1) Business Day of the date on which any Collateral that would not be covered by previously filed Uniform Commercial Code financing statements is acquired, file, or cause to be filed, Uniform Commercial Code financing statements (or amendments to existing Uniform Commercial Code financing statements) (or such other statements as may be required under applicable law) in such manner and in such places as may be required under applicable law to fully preserve, maintain, and protect the security interest of the Collateral Agent and the priority thereof in the Collateral granted hereunder, including the filing of Uniform Commercial Code financing statements in the jurisdiction of organization of such Grantor, naming such Grantor as the debtor, naming the Collateral Agent as the secured party and describing the collateral as the Collateral or as may otherwise be permitted to be described under §3 and (ii) to the extent that the security interest granted hereunder with respect to the applicable assets remains in effect at such time, file Uniform Commercial Code continuation statements (or such other statements as may be required under applicable law to continue the priority of the security interests described in clause (i)) in the jurisdiction of organization of such Grantor and in any other location as necessary or appropriate under applicable law to continue such security interest and the priority thereof, no earlier than six (6) months and no later than thirty (30) days prior to the date on which the financing statements described in clause (i) would otherwise lapse or become ineffective under applicable law. Each Grantor agrees to deliver to each of the Trustee and the Collateral Agent copies of all Uniform Commercial Code financing statements (including continuation statements) and other statements filed pursuant to this §14.2 within ten (10) days after the filing thereof.
15. POWER OF ATTORNEY.
15.1. Appointment and Powers of the Collateral Agent. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Collateral Agent’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following, in each case, subject to the Intercreditor Agreement:
(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of New York or any other relevant jurisdiction and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do at such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to such Grantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b) to the extent that the Grantors’ authorization in §3 is not sufficient, to file such financing statements with respect hereto, as the Collateral Agent may deem appropriate.
15.2. Ratification by Grantors. To the extent permitted by law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.
15.3. No Duty on the Collateral Agent. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for the Collateral Agent’s own gross negligence or willful misconduct.
15.4. Benefit of Indenture Provisions. In acting as Collateral Agent, the Collateral Agent may rely upon and enforce each and all of the rights powers, protections, immunities, indemnities and benefits of the Trustee under Article 7 of the Indenture, mutatis mutandis, as if the Collateral Agent was the “Trustee,” each reference therein to the Indenture was a reference to this Agreement and the other Security Documents and each reference therein to the “Company” or any “Guarantor” was a reference to the Grantors. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral made and granted hereby, including with respect to limitation of liability and indemnification, are more fully set forth in Article 10 of the Indenture, the terms and provisions of which are incorporated by reference herein.
16. REMEDIES.
If an Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement, the Collateral Agent may, without notice to or demand upon any Grantor, declare this Agreement to be in default, and the Collateral Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York or any other relevant jurisdiction, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Subject to the Intercreditor Agreement, the Collateral Agent may in its discretion require any Grantor to assemble all or any part of the Collateral at such location or locations within the state(s) of such Grantor’s principal office(s) or at such other locations as the Collateral Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the Grantors at least six Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that six Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

17. NO WAIVERS, ETC.
Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §11.2. No delay or omission on the part of the Collateral Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Collateral Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient. No amendment or modification to, or any waiver of, any provision of this Agreement shall be effective unless such amendment, modification or waiver is permitted under and effected in accordance with Article 9 of the Indenture.
18. NOTICES.
All notices, requests and demands hereunder shall be in writing and (a) made to (i) the Collateral Agent at Wells Fargo Bank, National Association, Corporate Trust Services, 707 Wilshire Boulevard, 17th Floor, Los Angeles, California 90017, Attn: Maddy Hall, and (ii) each Grantor care of the address for notices for the Issuer under the Indenture or to such other address as any party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.
19. MARSHALLING.
Neither the Collateral Agent nor any other Secured Party shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Collateral Agent hereunder and of the Collateral Agent or any other Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20. PROCEEDS OF DISPOSITIONS; EXPENSES.
The Grantors jointly and severally agree to pay to the Collateral Agent on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Collateral Agent in connection with the administration of the Collateral Agent’s duties under this Agreement or any other Note Document to which the Collateral Agent is a party (including, without limitation, the Intercreditor Agreement) and/or in connection with protecting, preserving or enforcing the Collateral Agent’s rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be transferred to the Trustee, who shall apply the residue to the payment of the Obligations in such order or preference as is provided in the Indenture, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the New York Uniform Commercial Code, any excess shall be returned to the Grantors, and each Grantor shall remain liable for any deficiency in the payment of the Obligations.
21. OVERDUE AMOUNTS.
Until paid, all amounts due and payable by any Grantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Indenture for payment on the Notes during the continuation of an Event of Default.
22. GOVERNING LAW; CONSENT TO JURISDICTION.
THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Grantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York sitting in New York County or in the United States District Court of the Southern District of New York, or any appellate court from any thereof, and consents to the non-exclusive jurisdiction of such courts and to service of process in any such suit being made upon the Grantors by mail at the address specified in §18 of this Agreement. Each Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
23. WAIVER OF JURY TRIAL.
EACH GRANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Grantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Grantor (i) certifies that neither the Collateral Agent nor any other Secured Party nor any representative, agent or attorney of the Collateral Agent or any other Secured Party has represented, expressly or otherwise, that the Collateral Agent or any other Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Indenture and the other Note Documents to which the Collateral Agent or any other Secured Party is a party, the Collateral Agent and the other Secured Parties are relying upon, among other things, the waivers and certifications contained in this §23.

24. INTERCREDITOR AGREEMENT.
The provisions of this Agreement are subject in all respects to the provisions of the Intercreditor Agreement and, in the event of any discrepancy or inconsistency between this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.
25. DELIVERY.
Notwithstanding the foregoing, subject to the terms of the Intercreditor Agreement, at such time as there are no Priority Lien Obligations existing that have not been Discharged (as defined in the Intercreditor Agreement), any and all items (including instruments of transfer or assignments in blank) that are required to be delivered, assigned, and/or endorsed to the Priority Lien Collateral Agent under this Agreement shall be delivered, assigned and/or endorsed to the Collateral Agent.
26. NOTICE OF REAL ESTATE.
Each of the Grantors will, and will cause each of its Subsidiaries to, give notice to the Collateral Agent in writing of any such Person acquiring any additional real property owned or leased (as lessee or sublessee) by any Grantor or any of its Subsidiaries not later than one month following the last day of each fiscal quarter of the Issuer.
27. INSPECTION OF PROPERTIES AND BOOKS, ETC.
Each of the Grantors shall permit the Collateral Agent and its agents to visit and inspect any of the properties of any of the Grantors or their Subsidiaries, to examine the books of account of the Grantors and their Subsidiaries (and to make copies thereof and extracts therefrom), and shall permit the Collateral Agent and the other Secured Parties to discuss the affairs, finances and accounts of the Grantors and their Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Collateral Agent may reasonably request, provided that any such visits shall occur no more frequently than twice per year if no Event of Default has occurred and is continuing.
28. FRANCHISES.
Each Grantor will not, and will not permit any of its Restricted Subsidiaries to, enter into any franchise agreement pursuant to which any such Grantor or such Restricted Subsidiary is prohibited from pledging or otherwise assigning its rights under such franchise agreement including its right to receive any franchise fees or other fees or amounts paid to such Grantor or such Restricted Subsidiary thereunder.

29. RELEASE OF SECURITY INTEREST; TERMINATION.
At such time as all of the Obligations have been finally paid and satisfied in full, this Agreement shall terminate and, subject to Article 10 of the Indenture (including Section 10.06 thereof) and the Intercreditor Agreement, the Liens granted hereunder shall be released and the Collateral Agent shall, subject to the satisfaction of the conditions described in Article 10 of the Indenture (including Section 10.06 thereof), following the written request and at the expense of the Grantors (the Grantors being jointly and severally liable for such expense), without any recourse or representation, warranty or liability of any kind, execute and deliver to the Grantors such deeds, assignments and other instruments, prepared by the applicable Grantors and delivered to the Collateral Agent for its execution, as may be necessary or proper to release the Liens granted hereunder and to reassign and reconvey to and re-vest in the Grantors the entire right, title and interest to the Collateral previously granted, assigned, transferred and conveyed to the Collateral Agent by the Grantors pursuant to this Agreement, as fully as if this Agreement had not been made, subject to any disposition of all or any part thereof that may have been made pursuant to or in accordance with any Note Document or the Intercreditor Agreement.
30. MISCELLANEOUS.
The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Grantor and its respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns; provided that neither this Agreement nor any rights or obligations hereunder may be assigned by any Grantor, without the prior written consent of the Collateral Agent acting at the direction of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any purported assignment in breach of this proviso shall be of no force and effect. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Grantor acknowledges receipt of a copy of this Agreement.
[Signature Pages to Follow]

IN WITNESS WHEREOF, intending to be legally bound, the Grantors have caused this Security Agreement to be duly executed as of the date first above written.

GRANTORS:

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
REAL MEX FOODS, INC.
ALA DESIGN, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC

By:

Name:

Title:

RESTAURANT HOLDING CORP.

By:

Name:

Title:

Security Agreement

Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Security Agreement

SCHEDULE A TO SECURITY AGREEMENT
Commercial Tort Claims
None.
Security Agreement

Schedule A-1

SCHEDULE B TO SECURITY AGREEMENT
Location of Chief Executive Offices/Records/Places of Business
5660 Katella Ave., Suite 100
Cypress, CA 90630
Security Agreement

Schedule B-1